                                                                    EXHIBIT 10.5

                               Guaranty Agreement

     This Guaranty Agreement dated as of June 1, 2003 is by and between Conrad Industries, Inc., a Delaware corporation, Conrad Shipyard, L.L.C., a Louisiana limited liability company (the "Lessee"), Orange Shipbuilding Company, Inc., a Texas corporation, and Conrad Aluminum, L.L.C., a Louisiana limited liability company (herein collectively referred to as the "Guarantors"), and The Bank of New York Trust Company of Florida, N. A., a national banking corporation located in the City of Jacksonville, Florida (herein, together with any successor trustee at the time serving as such under the hereinafter defined Indenture, referred to as the "Trustee").

                              W I T N E S S E T H :

     WHEREAS, arrangements have been made for the issuance and sale pursuant to the Trust Indenture dated as of June 1, 2003 (the "Indenture") between the Trustee and The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc. (the "Issuer") of the Issuer's Taxable Revenue Bonds (Conrad Aluminum, L.L.C. Project) Series 2003 in the aggregate principal amount of $4,000,000 (the "Bonds") for the purpose of financing the acquisition, construction and equipping of an aluminum marine fabrication, repair and conversion facility to be located in Amelia, St. Mary Parish, Louisiana, to be leased to Conrad Aluminum, L.L.C., a Louisiana limited liability company; and

     WHEREAS, the Guarantors desire that the Issuer issue and sell the Bonds and apply the proceeds for the purpose described above and, in order to provide an inducement to the Issuer to issue and sell the Bonds and an inducement to the purchase of the Bonds by all who shall at any time become holders thereof, the Guarantors are willing to enter into this Guaranty Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Guarantors do hereby covenant and agree with the Trustee as follows:

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                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES
                                OF THE GUARANTORS

     SECTION 1.1. Each of the Guarantors hereby represents and warrants that it is duly organized and existing and in good standing under the laws of its respective state of incorporation or formation and has full power and authority to enter into and perform this Guaranty Agreement, has duly authorized the execution and delivery of this Guaranty Agreement by proper corporate action and that such execution and delivery and compliance with the terms hereof will not contravene or constitute a default under its Charter, By-Laws or other governing documents or any indenture, commitment, agreement or other instrument to which such Guarantor is a party or by which it is bound or any existing law, rule, regulation, judgment, order or decree to which it is subject or will require the consent, approval, authorization or other order of any regulatory body or administrative agency or other governmental body.

                                   ARTICLE II

                                    GUARANTY

     SECTION 2.1. Each of the Guarantors hereby unconditionally, irrevocably, jointly, severally and solidarily guarantees to the Trustee for the benefit of the holders from time to time of the Bonds (a) the full and prompt payment of the principal of and premium, if any, on each Bond when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, and (b) the full and prompt payment of interest on each Bond when and as the same shall become due, and agrees, in the event of any failure of the Issuer to make such payments of principal, interest and premium, if any, when due, to make such payments to the Trustee for the benefit of the holders from time to time of the Bonds. All payments by the Guarantor under this Guaranty Agreement shall be made in lawful money of the United States of America.

     SECTION 2.2. The obligations of the Guarantors under this Guaranty Agreement shall be absolute and unconditional, and joint, several and solidary and shall remain in full force and effect until the entire principal of, premium, if any, and interest on the Bonds not theretofore cancelled or delivered to the Trustee for cancellation shall have been paid in full or shall have become due and payable and the Trustee shall hold sufficient moneys for the purpose of such payment. Such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not such event shall occur with notice to, or the consent of, any of the Guarantors:

          (a) the waiver, surrender, compromise, settlement, discharge, release or termination of any or all of the obligations, covenants or agreements of the Issuer contained in the Indenture or in the Bonds or of payment, performance or observance thereof;

          (b) the failure to give notice to the Guarantors of the occurrence of a default under this Guaranty Agreement or any event of default under the terms and provisions of the Indenture or the Lease Agreement dated as of June 1, 2003 between the Issuer and the Lessee (the "Lease Agreement");

          (c) the transfer, assignment, or mortgaging or the purported transfer, assignment or mortgaging of all or any part of the interest of the Issuer in the Project (as defined in the Indenture);

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          (d) the waiver, surrender, compromise, settlement, release or termination of the Issuer's obligations, covenants or agreements contained in the Indenture or the Lease Agreement or of payment, performance or observance thereof;

          (e) the extension of the time for payment of any principal of, premium, if any, or interest owing or payable on any Bond or of the time of performance of any obligation, covenant or agreement under or arising out of the Indenture, the Lease Agreement or this Guaranty Agreement or any extension or renewal thereof;

          (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Bonds, the Indenture or the Lease Agreement;

          (g) the taking or the omission of any action referred to in the Indenture or the Lease Agreement or of any action under this Guaranty Agreement;

          (h) any failure, omission, delay or lack of diligence on the part of the Issuer or the Trustee in the enforcement, assertion or exercise of any right, power or remedy conferred on the Issuer or the Trustee in the Indenture, the Lease Agreement or this Guaranty Agreement, or the inability of the Issuer or the Trustee to enforce any provision of the Indenture, the Lease Agreement or this Guaranty Agreement for any other reason, or any other act or omission on the part of the Issuer, the Trustee or any of the holders from time to time of the Bonds;

          (i) to the extent permitted by law, the dissolution, sale or other disposition of all or substantially all the assets, liquidation, the marshalling of assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, arrangement, adjustment, composition or other similar proceedings affecting the Issuer, any of the Guarantors or any of the assets of any of them, or any allegation or contest of the validity of this Guaranty Agreement;

          (j) to the extent permitted by law, any event or action that would in the absence of this clause, result in the release or discharge by operation of law of any of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement; or

          (k) the default or failure of any of the Guarantors fully to perform any of its obligations set forth in this Guaranty Agreement.

     SECTION 2.3. The Guarantors waive notice of the issuance of the Bonds and notice from the Trustee or the holders from time to time of any of the Bonds of their acceptance and reliance on this Guaranty Agreement. Each of the Guarantors also waives pleas of discussion, presentment, demand for payment, protest and notice of nonpayment or dishonor and all other notices and demands whatsoever relating to the Bonds.

     SECTION 2.4. No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which any of the Guarantors may have or assert against the Issuer or the Trustee or any holder of any Bond shall be available hereunder to such Guarantor against the Trustee.

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                                   ARTICLE III

                              DEFAULT AND REMEDIES

     SECTION 3.1. The Trustee shall have the right, power and authority to do all things it deems necessary or advisable to enforce the provisions of this Guaranty Agreement and protect the interest of the holders of the Bonds and, in the event of default in the payment of any interest on any Bond when and as the same shall become due, the Trustee may institute or appear in such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of its rights and the rights of the Bondholders, whether for the specific enforcement of any covenant or agreement in this Guaranty Agreement or the Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy. Without limiting the generality of the foregoing, in the event of a default in payment of the principal of, premium, if any, or interest on any Bond when due, the Trustee may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Guarantors and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Guarantors, wherever situated.

     SECTION 3.2. No remedy conferred upon or reserved to the Trustee herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement or now or hereafter existing at law or in equity.

     SECTION 3.3. Each and every default in payment of the principal of, premium, if any, or interest on any Bond shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. In the event of such a default, the Trustee shall have the right to proceed first and directly against the Guarantors under this Guaranty Agreement without proceeding against any other person, without exhausting any other remedies which it may have and without resorting to any other security held by the Issuer or the Trustee.

     SECTION 3.4. Each of the Guarantors agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce this Guaranty Agreement or protecting the rights of the Trustee or the holders of Bonds hereunder following any default on the part of any of the Guarantors hereunder, whether the same shall be enforced by suit or otherwise.

     SECTION 3.5. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

     SECTION 3.6. This Guaranty Agreement is entered into by the Guarantors with the Trustee for the benefit of the holders from time to time of the Bonds all of whom shall be entitled to enforce performance and observance of this Guaranty Agreement to the same extent the enforcement of remedies is provided in the Indenture.

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                                   ARTICLE IV

                                     GENERAL

     SECTION 4.1. The obligations of the Guarantors under this Guaranty Agreement shall arise absolutely and unconditionally upon the issue, sale and delivery of the Bonds.

     SECTION 4.2. All moneys recovered by the Trustee pursuant to this Guaranty Agreement (other than those provided for in Section 3.4 hereof) shall be deposited in the Bond Fund and applied to the payment of the principal of, premium, if any, and interest on, the Bonds as provided in the Indenture. This Guaranty Agreement shall not be deemed to create any right, in or to be in whole or in part for the benefit of, any person other than the Trustee, the Guarantors, the holders from time to time of the Bonds and their permitted successors and assigns.

     SECTION 4.3. This Guaranty Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; (c) may be modified only in accordance with the provisions of the Indenture; and (d) shall be governed in all respects, including validity, interpretation and effect, by, and shall be enforceable in accordance with, the laws of the State of Louisiana. If any provision of this Guaranty Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect any of the remaining provisions.

     SECTION 4.4. The Guarantors designate and appoint, without power of revocation except in conjunction with a substitute appointment, Lewis J. Derbes, Jr., as the agent of the Guarantors upon whom may be served all notices, process, pleadings or other papers which may be served upon the Guarantors as a result of any of its obligations, covenants or agreements contained in this Guaranty Agreement.

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     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty
Agreement to be executed in its name and behalf, and the Trustee has accepted the same, as of the date first above written.

                                        CONRAD INDUSTRIES, INC.


                                        By: /s/ Lewis J. Derbes, Jr.
                                            ------------------------------------
                                               Vice President and Chief
                                               Financial Officer

WITNESSES:

/s/ Edgar W. SantaCruz, III
------------------------------------
                                        CONRAD SHIPYARD, L.L.C.
/s/ Amos J. Oelking, III
------------------------------------
                                        By:  /s/ Lewis J. Derbes, Jr.
                                            ------------------------------------
                                               Treasurer/Secretary and Manager

WITNESSES:

/s/ Edgar W. SantaCruz, III
------------------------------------   ORANGE SHIPBUILDING COMPANY, INC.

/s/ Amos J. Oelking, III
------------------------------------
                                        By:  /s/ Lewis J. Derbes, Jr.
                                            ------------------------------------
                                               Secretary and Treasurer

WITNESSES:

/s/ Edgar W. SantaCruz, III
------------------------------------

/s/ Amos J. Oelking, III
------------------------------------

                                        CONRAD ALUMINUM, L.L.C.


                                        By: /s/ Lewis J. Derbes, Jr.
                                            ------------------------------------
                                        Title:  Treasurer/Secretary and Manager
                                               ---------------------------------

WITNESSES:

/s/ Edgar W. SantaCruz, III             Accepted this 14th  day of July, 2003
------------------------------------                 ------       ------

/s/ Amos J. Oelking, III                THE BANK OF NEW YORK TRUST COMPANY
------------------------------------    OF FLORIDA, N.A., as Trustee


                                        By: /s/ Elizabeth Dean
                                            ------------------------------------
                                            Elizabeth Dean, Vice President

                                                                          [SEAL]

WITNESSES:

/s/ Cynthia M. Moore
------------------------------------

/s/ Maryem H. Magee
------------------------------------



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